March 1, 2018

DREYFUS INVESTMENT GRADE FUNDS

-Dreyfus Short Term Income Fund

Supplement to Summary and Statutory Prospectus

dated December 1, 2017

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Investment decisions for the fund are made by a team of portfolio managers from the Standish team at BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, effective January 31, 2018.  The Standish team was one of the investment management firms that combined to form BNY Mellon AMNA.  The team members are Nathaniel Hyde, CFA, and David Bowser, CFA, each of whom also is an employee of Dreyfus.  The team has served as primary portfolio managers of the fund since March 2018.  Mr. Hyde is a portfolio manager of the Standish global multi-sector investment team.  Mr. Bowser has served as a portfolio manager of the fund since July 2008.  Mr. Bowser is the director of active fixed-income strategies and a senior portfolio manager at Standish.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by a team of portfolio managers from the Standish team at BNY Mellon AMNA.  The team members are Nathaniel Hyde, CFA, and David Bowser, CFA.  The team members have served as primary portfolio managers of the fund since March 2018.  Messrs. Hyde and Bowser are jointly and primarily responsible for managing the fund's portfolio.  Mr. Bowser has served as a portfolio manager of the fund since July 2008.  Mr. Hyde is portfolio manager for the Standish global multi-sector investment team.  Before being promoted to portfolio manager in 2015, he was a Sovereign Analyst contributing to interest rate and currency strategy for Global and Emerging Market portfolios.  Additionally, he is a member of the firm's ESG committee where his responsibilities include modeling the Firm's proprietary ESG ratings for sovereign and corporate issuers.  Mr. Hyde joined BNY Mellon AMNA in 2007 and has 10 years of industry experience.  He earned a BA from Bowdoin College, is a member of the Boston Security Analysts Society, and holds the CFA® designation.  Messrs. Hyde and Bowser manage the fund as employees of BNY Mellon AMNA.

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